UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07358

Duff & Phelps Utility and Corporate Bond Trust Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder Duff & Phelps Utility and Corporate Bond Trust Inc. 200 South Wacker Drive, Suite 500 Chicago, Illinois 60606	Lawrence R. Hamilton, Esq. Mayer Brown LLP 71 South Wacker Drive Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: 1-800-338-8214

Date of fiscal year end: October 31

Date of reporting period: April 30, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders follows.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling Computershare, the Fund’s transfer agent, at 1-866-221-1681 or, with respect to requesting electronic delivery, by visiting www.computershare.com/investor. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Duff & Phelps Utility and Corporate Bond Trust Inc.

SEMI-ANNUAL REPORT

APRIL 30, 2020

June 11, 2020

Dear Fellow Shareholders:

YOUR FUND’S PERFORMANCE

Over the past six months, the performance of leveraged bond funds, including Duff & Phelps Utility and Corporate Bond Trust Inc. (the “DUC Fund”), was initially influenced by questions about the state of the U.S. economy in light of increasing uncertainty regarding monetary policy and diminished prospects for global growth. However, the environment abruptly changed with the emergence of the COVID-19 pandemic, as the world came to a stand-still and the human toll that the virus would likely take started to become reality. Given expectations for a huge drop in U.S. economic output and related concerns about global growth, policy makers within the U.S. and around the world injected massive amounts of stimulus in order to promote economic stability to the extent possible. At the same time, a substantial downward move in U.S. interest rates was exacerbated by the continued demand for the relative safety of U.S. Treasury securities, as market uncertainty caused many investors to reduce exposure to riskier assets. The decrease in U.S. interest rates had a significant positive impact on the total return of the broader fixed income market, although the DUC Fund’s return was restrained to some extent due to its substantial exposure to corporate bonds.

The following table compares the performance of the DUC Fund to a broad-based investment grade bond market benchmark. It is important to note that the index returns stated below include no fees or expenses, whereas the DUC Fund’s net asset value (“NAV”) returns are net of fees and expenses.

Total Return[1] For the period indicated through April 30, 2020
	Six Months	One Year	Three Years (annualized)	Five Years (annualized)
Duff & Phelps Utility and Corporate Bond Trust Inc.
Market Value[2]	2.90%	11.43%	5.02%	4.57%
Net Asset Value[3]	1.18%	6.08%	3.43%	2.92%
Bloomberg Barclays U.S. Aggregate Bond Index[4]	4.86%	10.84%	5.17%	3.80%

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of the period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the DUC Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of brokerage expenses would be lower than the total returns on market value shown in the table. Source: Administrator of the DUC Fund.

[3]

Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the DUC Fund’s expenses (ratios detailed on page 14 of this report) reduce the DUC Fund’s NAV, they are already reflected in the DUC Fund’s total return on NAV shown in the table. NAV represents the underlying value of the DUC Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the DUC Fund.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, residential mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The index is calculated on a total return basis and rebalanced monthly. Income generated during the month is held in the index without a reinvestment return until month-end when it is removed from the index. The index is unmanaged; its returns do not reflect any fees, expenses, or sales charges and it is not available for direct investment. Source: Bloomberg L.P.

Based on the April 30, 2020 closing price of $9.13 and the monthly distribution of $0.05 per share, the DUC Fund’s common stock had an annualized distribution rate of 6.57%. Please refer to the portion of this letter captioned “ABOUT YOUR FUND” for important information about the sources and characterizations of the DUC Fund’s distributions.

In light of the prolonged environment of historically low interest rates, management remains committed to exploring all options available to support the distribution rate going forward, while staying true to the DUC Fund’s mandate to invest in the investment grade bond market. The DUC Fund’s dividend is subject to re-evaluation as the interest rate and credit environment change.

MARKET OVERVIEW AND OUTLOOK

The final quarter of last year saw growth in U.S Gross Domestic Product (“GDP”) at an annualized rate of 2.1%. However, the multi-year string of positive growth came to an end in the first quarter of 2020, when GDP contracted at an annualized rate of 4.8%. Toward the end of the quarter, the U.S. economy experienced a sudden and steep decline in activity as social distancing orders of varying degrees covered most of the major centers of population and economic activity across the country. Supply chain disruptions and falling demand exacerbated the contraction in economic activity. On the consumer side, the idling of many businesses spurred huge layoffs, while the unintended consequences of various shelter in place orders further weighed on consumer sentiment. On the corporate side, future profitability came into question, while U.S. companies continued to issue debt at a brisk pace in order to bolster cash reserves and take advantage of favorable borrowing costs. Nationally, in addition to monetary policy efforts, the federal government enacted significant stimulus plans designed to mitigate the near-term economic impact of COVID-19, as the country waited for containment measures to be eased. However, political gridlock and pre-election posturing did little to promote fiscal stability. Regionally, certain state and local governments seemed destined to face some of the largest deficits in history as a result of pandemic related shutdowns, while many municipalities remained burdened with large unfunded pension liabilities. Globally, both developed and emerging market economies saw significant deterioration in their outlook, while central banks around the world planned massive stimulus designed to help offset the corrosive effects of the global pandemic.

In mid-2019, amidst equity market volatility and U.S. growth concerns, the Federal Open Market Committee (‘FOMC’) reversed the tightening cycle that began in 2015 and starting reducing the target range for the federal funds rate. At that time, unusually low global interest rates and moderate inflation expectations provided the backdrop for a slightly more accommodative monetary policy. However, due to the advent of COVID-19, in mid-March of this year the FOMC aggressively reacted to forecasted conditions by lowering the federal funds rate to a target range of “0.00% to 0.25%”. In addition, extraordinary market uncertainty reinforced global demand for U.S. bonds as many investors sought the relatively higher yields and perceived safety of the U.S. Treasury market. As a result, over the six-month period ended April 30, 2020, the U.S. Treasury yield curve shifted downward and steepened, as yields decreased by 133 basis points on 2-year maturities, by 105 basis points on 10-year maturities and by 89 basis points on 30-year maturities. The substantial decrease in yields resulted in strong positive returns in many sectors of the broader investment grade fixed income markets.

After more than ten years of recovery since the last major recession, the U.S. economy is now facing economic headwinds not seen since the depths of the great depression. Prior to the emergence of COVID-19, a strong job market, stable housing sector, and low energy prices provided support for the consumer. Now, the ongoing effects of virus-related shut downs have produced significant downside risks to near term growth, and weak economic data is likely to continue to foster a dire economic narrative. In March of this year, the FOMC commented that the coronavirus outbreak has harmed communities and disrupted economic activity in many countries, including the United States, and global financial conditions have been significantly affected. Also, the committee added that it is prepared to use its full range of tools to support the flow of credit to households and businesses. As such, the FOMC is expected to be highly proactive with regard to monetary policy going forward.

Given the incalculable economic impact of COVID-19, the fixed income market is likely to remain highly volatile and reactive to the tone of economic data. If the U.S. economy contracts as expected, the amount of required fiscal and monetary stimulus going forward, as well as the long term composition of the Federal Reserve’s balance sheet, are certain to remain topics of debate. In the short to medium term, the toll taken by the virus is expected to drive the economic narrative, while volatile equity markets, further trade tensions and continuing geopolitical concerns are likely to keep downward pressure on U.S. Treasury yields. Over the longer term, a self-sustaining economic recovery, rising inflation expectations and ballooning U.S. Treasury issuance (needed to fund ever expanding budget deficits) could set the stage for a sustained and meaningful rise in interest rates. If that happens, the total return of leveraged bond funds, including the DUC Fund, would likely be reduced.

ABOUT YOUR FUND

The DUC Fund seeks to provide investors with a stable monthly distribution that is primarily derived from current fiscal year net investment income. At times, a portion of the monthly distribution could be derived from realized capital gains, and to the extent necessary, a return of capital, in which case the DUC Fund is required to inform shareholders of the sources of the distribution based on U.S. generally accepted accounting principles (“GAAP”). A return of capital distribution does not necessarily reflect the DUC Fund’s investment performance and should not be confused with “yield” or “income.” A return of capital may occur, for example, when some of the money that is invested in the Fund is paid back to the investor. Based on GAAP, for the six month period ended April 30, 2020, 47% of the total distributions were attributable to current year net investment income and 53% were in excess of current year net investment income. The characterization of the distributions for GAAP purposes and federal income tax purposes differs, primarily because of a difference in the tax and GAAP accounting treatment of amortization for premiums on fixed income securities. As of the date of this letter, for federal income tax purposes, management estimates that the DUC Fund’s current year distributions will be derived entirely from net investment income. In early 2021, a Form 1099-DIV will be sent to shareholders which will state the amount and tax characterization of the DUC Fund’s 2020 distributions.

The use of leverage enables the DUC Fund to borrow at short-term rates and invest at long-term rates. As of April 30, 2020, the DUC Fund’s leverage consisted of floating rate senior debt in the amount of $105 million, which constituted approximately 29% of the DUC Fund’s total assets. The amount and type of leverage is reviewed periodically by the Board of Directors based on the DUC Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the DUC Fund’s NAV and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) has fostered an environment in which leverage can make a positive contribution to the earnings of the DUC Fund. However, there is no assurance that this will continue to be the case. A larger rise in short-term interest rates relative to long-term interest rates could have an adverse effect on the income provided from leverage. If the DUC Fund was to conclude that the use of leverage was likely to be less beneficial, it could modify the amount and type of leverage it uses or eliminate the use of leverage entirely.

The DUC Fund does not use derivatives and has no investments in complex securities or structured investment vehicles. However, due to the inherent interconnectivity of today’s financial markets, corporate bond investors are faced with the task of identifying and quantifying counterparty risk among both financial and non-financial companies. In addition, the advent of COVID-19 may place stress on the credit quality of certain corporate bond issuers, as declining profit margins and reduced cash flow have the potential to negatively impact the financial stability of such issuers. As a result of the DUC Fund’s mandate to invest in the credit markets, any such disruptions in the broader credit markets could materially and adversely impact the valuation of the investments held in the DUC Fund.

In addition to the risk of disruptions in the broader credit market, the level of interest rates can be a primary driver of bond fund total returns, including the DUC Fund’s returns. For example, an extended period of historically low interest rates adds an element of reinvestment risk, since the proceeds of maturing bonds may need to be reinvested in lower yielding securities. Alternatively, a sudden or unexpected rise in interest rates would likely reduce the total return of bond funds, since higher interest rates could be expected to depress the valuations of fixed rate bonds held in a portfolio.

Maturity and duration are measures of the sensitivity of a fund’s portfolio of investments to changes in interest rates. More specifically, duration refers to the percentage change in a bond’s price for a given change in rates (typically +/- 100 basis points). In general, the greater the average maturity and duration of a portfolio, the greater is the potential percentage price volatility for a given change in interest rates. As of April 30, 2020, the DUC Fund’s portfolio of investments had an average maturity of 4.0 years and a duration of 3.5 years, while the Bloomberg Barclays U.S. Aggregate Bond Index had an average maturity of 7.9 years and a duration of 5.7 years.

As a practical matter, it is not possible for the DUC Fund to be completely insulated from disruptions in the broader credit market or unexpected moves in interest rates. Management believes that over the long-term, the diversification of the portfolio across industries and issuers, in addition to the conservative distribution of assets along the yield curve, positions the DUC Fund to take advantage of future opportunities while limiting volatility to some degree. However, a sustained and meaningful rise in interest rates from current levels would have the potential to significantly reduce the total return of leveraged bond funds, including the DUC Fund, and would likely put downward pressure on both the net asset value and market price of such funds.

BOARD OF DIRECTORS MEETINGS

At the regular March 2020 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
5.0	April 15	April 30
5.0	May 15	May 29
5.0	June 15	June 30

Maryland Control Share Acquisition Act. On June 8, 2020, the Board made an election, by unanimous vote of the independent directors, to “opt in” to the Maryland Control Share Acquisition Act (MCSAA).

The MCSAA protects the interests of all shareholders of a Maryland corporation by denying voting rights to “control shares” acquired in a “control share acquisition” unless the other shareholders of the corporation reinstate those voting rights by a vote of two-thirds of the shares held by shareholders other than the acquiring person (i.e., the holder or group of holders acting in concert that acquires, or proposes to acquire, “control shares”). Generally, “control shares” are shares that, when aggregated with shares already owned by an acquiring person, would entitle the acquiring person to exercise 10% or more, 33 1/3% or more, or a majority of the total voting power of shares entitled to vote in the election of directors.

The MCSAA limits the ability of an acquiring person to achieve a short-term gain at the expense of long-term value for the rest of the Fund’s shareholders. The MCSAA applies automatically to most types of Maryland corporations, but in the case of closed-end investment companies, it applies only if the board of directors elects to “opt in.” Because the Fund’s board “opted in” to the MCSAA on June 8, 2020, the MCSAA will only apply to “control shares” acquired after that date.

The above description of the MCSAA is only a high-level summary and does not purport to be complete. Investors should refer to the actual provisions of the MCSAA for more information, including definitions of key terms, various exclusions from the statute’s scope, and the procedures by which shareholders may approve the reinstatement of voting rights to holders of “control shares.”

At the regular June 2020 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
5.0	July 15	July 31
5.0	August 17	August 31
5.0	September 15	September 30

ANNUAL SHAREHOLDER MEETING

The annual meeting of the Fund’s shareholders was held telephonically on April 14, 2020. At that meeting, holders of the Fund’s common stock re-elected Geraldine M. McNamara and David J. Vitale as directors of the DUC Fund. Also at that meeting, shareholders voted on a non-binding shareholder proposal. A majority of votes were cast against the non-binding shareholder proposal which asked the board of directors to consider authorizing a self-tender offer for all outstanding common shares of the Fund at or close to net asset value, and, if more than 50% of the Fund’s outstanding shares are tendered, to cancel the tender offer and take the steps necessary to liquidate, merge or convert the Fund to an open-end mutual fund or exchange traded fund. Accordingly, the proposal did not pass.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DIRECT DEPOSIT

For those of you receiving dividends in cash, you may want to consider taking advantage of the dividend reinvestment and cash purchase plan (the “Plan”) available to all registered shareholders of the DUC Fund. Under the Plan, the DUC Fund absorbs all administrative costs (except brokerage commissions, if any) so that the total amount of your dividends and other distributions may be reinvested in additional shares of the DUC Fund. The cash purchase option permits Plan participants to make voluntary additional share purchases in the open market through the Plan’s Agent, Computershare. For those shareholders who wish to continue receiving their dividends in cash, you may want to consider having your monthly dividends deposited, free of charge, directly into your bank account through electronic funds transfer. Direct deposit provides the convenience of automatic and immediate access to your funds, while eliminating the possibility of mail delays and lost, stolen or destroyed checks. Further information about the Plan and direct deposit is available from Computershare, at 1-866-221-1681 or www.computershare.com/investor.

For more information about the DUC Fund, shareholders can access www.dpimc.com/duc.

We appreciate your investment in Duff & Phelps Utility and Corporate Bond Trust Inc. and look forward to continuing our service to you.

Sincerely,

Daniel J. Petrisko, CFA Senior Vice President, Chief Investment Officer	Nathan I. Partain, CFA Director, President and Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The DUC Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

SCHEDULE OF INVESTMENTS

April 30, 2020

(Unaudited)

Principal Amount (000)	Description	Value
	LONG-TERM INVESTMENTS—131.6%
	Corporate Bonds—127.2%
	Electric, Gas and Water—53.9%
$5,500	American Water Capital Corp., 3.40%, 3/01/25 (a)	$5,950,143
4,000	Aqua America, Inc., 3.566%, 5/01/29 (a)	4,333,974
5,000	CMS Energy Corporation, 5.05%, 3/15/22 (a)(b)	5,285,224
10,000	CalEnergy Company, Inc., 8.48%, 9/15/28 (a)(b)	14,751,740
5,000	The Detroit Edison Company, 3.45%, 10/01/20	5,014,741
3,000	Duke Energy Corporation, 3.75%, 4/15/24	3,268,813
5,000	Duke Energy Ohio Inc., 3.65%, 2/1/29 (a)	5,754,796
4,970	Entergy Louisiana, LLC, 4.44%, 1/15/26 (a)	5,603,033
5,000	Entergy Louisiana, LLC, 3.12%, 9/01/27	5,373,989
6,000	FirstEnergy Corp., 3.90%, 7/15/27	6,616,879
5,000	Florida Power & Light Company, 3.25%, 6/01/24 (a)(b)	5,371,761
5,000	Indiana Michigan Power Company, 3.20%, 3/15/23 (a)(b)	5,161,503
3,000	Integrys Energy Group, Inc., 4.17%, 11/01/20	3,021,949
5,000	Interstate Power and Light Company, 3.25%, 12/01/24 (a)(b)	5,360,831
4,000	National Fuel Gas Company, 3.75%, 03/01/23 (a)	3,955,572
5,000	NiSource Finance Corp., 3.49%, 5/15/27	5,383,648
5,000	Oncor Electric Delivery Company, LLC, 7.00%, 9/01/22 (a)	5,592,358
6,000	Potomac Electric Power Company, 3.60%, 3/15/24	6,439,797
4,000	Public Service Electric & Gas Company, 3.75%, 3/15/24 (a)(b)	4,302,912
4,000	Sempra Energy, 3.55%, 6/15/24 (a)	4,224,997
5,000	Southern California Edison Company, 3.875%, 6/01/21 (a)(b)	5,109,898
5,000	Southern Power Company, 4.15%, 12/01/25 (a)	5,483,059

Principal Amount (000)	Description	Value
$ 4,000	Virginia Electric and Power Company, 2.875%, 7/15/29	$ 4,328,194
5,000	Western Massachusetts Electric Company, 3.50%, 9/15/21 (a)(b)	5,124,977
4,000	Wisconsin Energy Corporation, 3.55%, 6/15/25 (a)(b)	4,330,346
4,000	Xcel Energy Inc., 3.35%, 12/01/26 (a)	4,365,918

		139,511,052

	Financial—31.3%
6,000	American Tower Corporation, 3.00%, 6/15/23	6,276,411
3,000	Bank of America Corporation, 5.00%, 5/13/21 (a)	3,120,843
5,000	Citigroup Inc., 4.50%, 1/14/22 (a)	5,246,841
5,000	Crown Castle International Corp., 5.25%, 1/15/23 (a)	5,462,781
4,000	Digital Realty Trust, L.P., 3.60%, 7/01/29	4,300,339
4,000	Duke Realty Limited Partnership, 3.875%, 10/15/22 (a)	4,142,658
4,000	ERP Operating, L.P., 2.50%, 2/15/30	4,043,581
4,000	Essex Portfolio, L.P., 3.625%, 5/1/27 (a)	4,215,576
4,000	Fifth Third Bancorp, 3.50%, 3/15/22 (a)(b)	4,149,065
4,000	The Goldman Sachs Group, Inc., 5.25%, 7/27/21 (a)	4,176,374
4,000	HCP, Inc., 4.25%, 11/15/23 (a)	4,163,419
4,000	JPMorgan Chase & Co., 3.90%, 7/15/25 (a)	4,409,199
4,000	KeyCorp., 5.10%, 3/24/21 (a)(b)	4,136,502
4,000	Kimco Realty Corporation, 3.20%, 5/01/21 (a)(b)	4,018,160
4,000	The PNC Financial Services Group, Inc., 3.15%, 5/19/27	4,364,029
4,000	Prologis, L.P., 3.75%, 11/01/25 (a)	4,408,870
5,000	Wells Fargo & Company, 4.125%, 8/15/23 (a)	5,343,558

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020

(Unaudited)

Principal Amount (000)	Description	Value
$ 5,000	Welltower, Inc., 3.625%, 3/15/24 (a)	$ 5,068,771

		81,046,977

	Oil & Gas Storage, Transportation and Production—23.1%
4,000	Conoco Inc., 6.95%, 4/15/29 (a)(b)	5,333,082
6,000	Enbridge Inc., 4.25%, 12/1/26 (Canada)	6,339,109
3,000	Energy Transfer Partners, L.P., 4.05%, 3/15/25 (a)	2,949,696
7,500	Enterprise Products Operating LLC, 3.35%, 3/15/23 (a)(b)	7,781,245
5,000	Kinder Morgan Energy Partners, L.P., 7.75%, 3/15/32 (a)(b)	6,433,623
4,000	ONEOK Partners, L.P., 4.90%, 3/15/25 (a)	3,988,927
6,000	Phillips 66, 3.90%, 3/15/28 (a)	6,295,849
4,000	Plains All American Pipeline, L.P., 5.00%, 2/01/21 (a)	3,912,739
10,000	Trans-Canada PipeLines Limited, 9.875%, 1/01/21 (Canada) (a)(b)	10,472,072
6,000	Williams Partners L.P., 4.30%, 3/04/24 (a)(b)	6,198,802

		59,705,144

	Industrial—15.8%
4,000	CSX Corporation, 4.25%, 6/01/21 (a)(b)	4,104,124
3,000	CVS Health Corporation, 4.125%, 5/15/21 (a)	3,043,890
4,000	Caterpillar Inc., 3.90%, 5/27/21 (a)(b)	4,122,264
6,000	The Dow Chemical Company, 9.00%, 4/01/21 (a)(b)	6,249,598
4,000	Ford Motor Company, 4.346%, 12/08/26 (a)(b)	3,200,000
5,000	Sun Company, Inc., 9.00%, 11/01/24	5,796,105
5,275	Tele-Communications, Inc., 10.125%, 4/15/22 (a)(b)	6,115,978
3,200	Tele-Communications, Inc., 9.875%, 6/15/22 (a)	3,734,353
4,000	Union Pacific Corporation, 3.70%, 3/01/29	4,486,720

		40,853,032

Principal Amount (000)	Description	Value
	Telecommunications—3.1%
$ 4,000	AT&T Inc., 4.60%, 2/15/21 (a)	$ 4,059,095
4,000	Verizon Communications Inc., 3.45%, 3/15/21 (a)	4,097,551

		8,156,646

	Total Corporate Bonds (Cost $311,156,621)	329,272,851

	U.S. Treasury Obligations—4.3%
	U.S. Treasury Notes
7,000	3.625%, 2/15/21	7,194,141
4,000	3.125%, 5/15/21	4,123,828

	Total U.S. Treasury Obligations (Cost $11,167,981)	11,317,969

	U.S. Government and Agency Mortgage-Backed Securities—0.1%
	Federal National Mortgage Association, Pass-Through Certificates,
35	8.00%, 10/01/30	43,012
133	7.00%, 12/01/31	155,967
	Government National Mortgage Association, Pass-Through Certificates,
26	8.00%, 11/15/30	27,461

	Total U.S. Government and Agency Mortgage-Backed Securities (Cost $195,858)	226,440

	SHORT-TERM INVESTMENTS—3.5%
5,000	U.S. Treasury Notes 2.75%, 11/30/20	5,076,855
	U.S. Treasury Bills
1,000	1.41%, 5/28/20 (c)	999,966
1,000	1.37%, 6/25/20 (c)	999,910
1,000	1.33%, 7/30/20 (c)	999,788
1,000	1.16%, 8/27/20 (c)	999,676

	Total Short-Term Investments (Cost $9,025,536)	9,076,195

	TOTAL INVESTMENTS—135.1%
	(Cost $331,545,996)	349,893,455

	Secured borrowings—(40.5)%	(105,000,000)
	Other assets less other liabilities—5.4%	14,092,143

	NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$258,985,598

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020

(Unaudited)

(a)	All or a portion of this security has been pledged as collateral for borrowings and made available for loan.
(b)	All or a portion of this security has been loaned.
(c)	Rate shown represents yield-to-maturity.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at April 30, 2020:

Level 2
Corporate Bonds	$329,272,851
U.S. Treasury Obligations	11,317,969
U.S. Government and Agency Mortgage-Backed Securities	226,440
Short-Term Investments	9,076,195

Total	$349,893,455

There were no Level 1 or Level 3 priced securities held and there were no transfers into or out of Level 3.

Summary of Ratings as a Percentage of

Long-Term Investments

Rating*	%
AA	5.9
A	32.4
BBB	59.7
BB	2.0

100.0

*

Individual ratings are grouped based on the lower rating of Standard & Poor’s Financial Services LLC (“S&P”) or Moody’s Investors Service Inc. (“Moody’s”) and are expressed using the S&P ratings scale. If a particular security is rated by either S&P or Moody’s, but not both, then the single rating is used. If a particular security is not rated by either S&P or Moody’s, then a rating from Fitch Ratings, Inc. (“Fitch”) is used, if available. The Fund does not evaluate these ratings but simply assignes them to the appropriate credit quality category as determined by the rating agencies, as applicable.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2020

(Unaudited)

Sector Allocation**

Asset Class Allocation**

**	Percentages are based on total investments rather than total net assets applicable to common stock and include securities pledged as collateral for the Fund’s credit facility.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2020

(Unaudited)

ASSETS:

Investments at value (cost $331,545,996) including $103,252,474 of securities loaned	$349,893,455

Cash	10,626,339

Receivables:

Interest	3,812,639

Securities lending income	6,851

Prepaid expenses	19,885

Total assets	364,359,169

LIABILITIES:

Secured borrowings (Note 6)	105,000,000

Investment advisory fee (Note 3)	145,648

Interest on borrowings (Note 6)	136,008

Administrative fee (Note 3)	28,732

Accrued expenses	63,183

Total liabilities	105,373,571

NET ASSETS APPLICABLE TO COMMON STOCK	$258,985,598

CAPITAL:

Common stock ($0.01 par value, 599,992,400 shares authorized, 27,494,683 shares issued and outstanding)	$274,947

Additional paid-in capital	307,221,695

Total distributable earnings (accumulated loss)	(48,511,044)

Net assets applicable to common stock	$258,985,598

NET ASSET VALUE PER SHARE OF COMMON STOCK	$9.42

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2020

(Unaudited)

INVESTMENT INCOME:

Interest	$6,237,610

Securities lending income, net	40,770

Total investment income	6,278,380

EXPENSES:

Interest expense and fees (Note 6)	1,197,361

Investment advisory fees (Note 3)	905,958

Reports to shareholders	208,600

Professional fees	184,000

Administrative fees (Note 3)	180,570

Directors’ fees (Note 3)	33,528

Custodian fees	17,325

Transfer agent fees	16,380

Other expenses	22,331

Total expenses	2,766,053

Net investment income	3,512,327

REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain on investments	236,694

Net change in unrealized appreciation (depreciation) on investments	(651,495)

Net realized and unrealized loss on investments	(414,801)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$3,097,526

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended April 30, 2020 (Unaudited)	For the year ended October 31, 2019
OPERATIONS:

Net investment income	$3,512,327	$7,077,261

Net realized gain	236,694	1,060,394

Net change in unrealized appreciation (depreciation)	(651,495)	17,306,249

Net increase in net assets applicable to common stock resulting from operations	3,097,526	25,443,904

DISTRIBUTIONS TO COMMON STOCKHOLDERS:

Net investment income	(7,423,564)	(11,547,768)

Total increase (decrease) in net assets	(4,326,038)	13,896,136

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:

Beginning of period	263,311,636	249,415,500

End of period	$258,985,598	$263,311,636

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENT OF CASH FLOWS

For the six months ended April 30, 2020

(Unaudited)

INCREASE (DECREASE) IN CASH

Cash flows provided by (used in) operating activities:

Interest received	$7,536,004

Securities lending income, net	40,820

Expenses paid	(1,608,837)

Interest paid on borrowings	(1,308,228)

Purchase of investment securities	(26,850,496)

Proceeds from sales and maturities of investment securities	17,620,709

Net change in short-term investments	13,979,142

Net cash provided by operating activities		$9,409,114

Cash flows provided by (used in) financing activities:

Distributions paid	(7,423,564)

Net cash used in financing activities		(7,423,564)

Net increase in cash		1,985,550

Cash—beginning of period		8,640,789

Cash—end of period		$10,626,339

Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities—

Net increase in net assets resulting from operations		$3,097,526

Purchase of investment securities	(26,850,496)

Proceeds from sales and maturities of investment securities	17,620,709

Net change in short-term investments	13,979,142

Net realized gain on investments	(236,694)

Net change in unrealized (appreciation) depreciation on investments	651,495

Net amortization and accretion of premiums and discounts on debt securities	1,245,304

Decrease in interest receivable	53,090

Decrease in other receivable	50

Decrease in interest payable on borrowings	(110,867)

Decrease in accrued expenses	(40,145)

Total adjustments		6,311,588

Net cash provided by operating activities		$9,409,114

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

	For the six months ended April 30, 2020 (Unaudited)	For the year ended October 31,
PER SHARE DATA:		2019	2018	2017	2016	2015

Net asset value, beginning of period	$9.58	$9.07	$9.75	$10.22	$10.29	$10.80

Net investment income	0.13	0.26	0.30	0.34	0.38	0.41

Net realized and unrealized gain (loss)	(0.02)	0.67	(0.53)	(0.21)	0.15	(0.32)

Net increase (decrease) from investment operations applicable to common stock	0.11	0.93	(0.23)	0.13	0.53	0.09

Distributions on common stock:

Net investment income	(0.27)	(0.42)	(0.45)	(0.60)	(0.60)	(0.60)

Net asset value, end of period	$9.42	$9.58	$9.07	$9.75	$10.22	$10.29

Per share market value, end of period	$9.13	$9.14	$8.19	$9.14	$9.44	$9.39

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:

Operating expenses	2.14%*	2.36%	2.33%	2.08%	1.76%	1.52%

Operating expenses, without leverage	1.21%*	0.98%	0.99%	1.01%	1.01%	0.99%

Net investment income	2.71%*	2.76%	3.18%	3.42%	3.71%	3.88%

SUPPLEMENTAL DATA:

Total return on market value(1)	2.90%	17.11%	(5.62)%	3.24%	7.02%	0.71%

Total return on net asset value(1)	1.18%	10.46%	(2.40)%	1.35%	5.32%	0.82%

Portfolio turnover rate	5%	21%	20%	11%	11%	14%

Net assets applicable to common stock, end of period (000’s omitted)	$258,986	$263,312	$249,416	$268,015	$281,018	$282,900

Secured borrowings outstanding, end of period (000’s omitted)(2)	$105,000	$105,000	$105,000	$125,000	$125,000	$125,000

Asset coverage on borrowings(3)	$3,467	$3,508	$3,375	$3,144	$3,248	$3,263

Asset coverage ratio on borrowings(4)	347%	351%	338%	314%	325%	326%

*	Annualized
(1)

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

(2)	The Fund’s secured borrowings are not publicly traded.
(3)

Represents value of net assets applicable to common stock plus the borrowings outstanding at period end divided by the borrowings outstanding at period end, calculated per $1,000 principal amount of borrowing. The rights of debt holders are senior to the rights of the holders of the Fund’s common stock.

(4)	Represents value of net assets applicable to common stock plus the borrowings outstanding at period end divided by the borrowings outstanding at period end.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS

April 30, 2020

(Unaudited)

Note 1. Organization

Duff & Phelps Utility and Corporate Bond Trust Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on November 23, 1992. The Fund commenced operations on January 29, 1993 as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek high current income consistent with investing in securities of investment grade quality.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of the Fund:

A. Investment Valuation: Preferred equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price or, if there was no sale on the valuation date, then the security is valued at the closing bid price, in each case using valuation data provided by an independent pricing service, and are generally classified as Level 1. Preferred equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities and are classified as Level 1. If there was no sale on the valuation date, then the security is valued at the closing bid price of the exchange representing the principal market for such securities. Debt securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair value of such securities and are generally classified as Level 2. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

B. Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Premiums on securities are amortized over the period remaining until first call date, if any, or if none, the remaining life of the security and discounts are accreted over the remaining life of the security for financial reporting purposes. Premiums are not amortized for tax purposes.

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for Federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns filed for the tax years 2016 to 2019 are subject to review.

D. Dividends and Distributions: The Fund declares and pays dividends on its common stock monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2020

(Unaudited)

F. Accounting Standards: In 2017, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2017-08, which shortened the premium amortization period for callable debt to the earliest call date. During the current fiscal period, ASU 2017-08 became effective for the Fund and did not materially impact the Fund’s financial statements.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR (London Interbank Offering Rate) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

Note 3. Agreements and Management Arrangements

A. Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The investment advisory fee is payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B. Administrator: The Fund has an Administration Agreement with Robert W. Baird & Co. Incorporated (the “Administrator” or “Baird”). The administration fee is payable quarterly at an annual rate of 0.14% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

C. Directors: The Fund pays each director not affiliated with the Adviser an annual fee. Total fees paid to directors for the six months ended April 30, 2020 were $33,528.

D. Affiliated Shareholder: At April 30, 2020, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 52,836 shares of the Fund, which represents 0.19% of the shares of common stock outstanding. These shares may be sold at any time.

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding U.S. Government and agency mortgage-backed securities and short-term investments) for the six months ended April 30, 2020 were $26,850,496 and $17,590,697, respectively. Purchases and sales of U.S. Government and agency mortgage-backed securities for the six months ended April 30, 2020 were $-0- and $30,012, respectively.

Note 5. Distributions and Tax Information

At October 31, 2019, the Fund’s most recent fiscal year end, the federal tax cost of investments and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$351,175,807	$14,104,922	$(8,977,814)	$5,127,108

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2020

(Unaudited)

The difference between the book basis and tax basis of unrealized appreciation (depreciation) and cost of investments is primarily attributable to the tax treatment of premium amortization on fixed income securities.

The tax character of distributions paid during the year ended October 31, 2019 was as follows:

10/31/2019
Distributions paid from ordinary income	$11,547,768

The tax character of distributions paid in 2020 will be determined at the Fund’s fiscal year end, October 31, 2020.

At October 31, 2019, the Fund had unused capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Internal Revenue Code. The character and amounts of the carryforwards are given in the table below. These capital losses are not subject to expiration.

Short Term	Long Term	Total
68,738	55,080,103	55,148,841

Note 6. Borrowings

The Fund has a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash, up to a limit of $125,000,000. Borrowings under the Facility are collateralized by certain assets of the Fund (the “Hypothecated Securities”). The Fund expressly grants the Bank the right to re-register the Hypothecated Securities in its own name or in another name other than the Fund’s and to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Hypothecated Securities. Interest is charged at 1 month LIBOR plus an additional percentage rate of 0.85% on the amount borrowed. The Bank has the ability to require repayment of outstanding borrowings under the Facility upon 179 days’ notice or following an event of default. For the six months ended April 30, 2020, the average daily borrowings under the Facility and the weighted daily average interest rate were $105,000,000 and 2.26%, respectively. As of April 30, 2020, the amount of such outstanding borrowings was $105,000,000 and the applicable interest rate was 1.18%.

The Bank has the ability to borrow the Hypothecated Securities (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with any borrowing of Rehypothecated Securities. The fee is computed daily based on a percentage of the difference between the fair market rate as determined by the Bank and the Federal Funds Open rate and is paid monthly. The Fund can designate any Hypothecated Security as ineligible for rehypothecation and can recall any Rehypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery.

In the event the Bank does not return the Rehypothecated Security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Facility. The Fund is entitled to receive an amount equal to any and all interest, dividends, or distributions paid or distributed with respect to any Hypothecated Security on the payment date. At April 30, 2020, Hypothecated Securities under the Facility had a market value of $247,290,828 and Rehypothecated Securities had a market value of $103,252,474. If at the close of any business day, the value of all outstanding Rehypothecated Securities exceeds the value of the borrowings, the Bank shall promptly, at its option, either reduce the amount of the outstanding securities or deliver an amount of cash at least equal to the excess amount.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2020

(Unaudited)

Note 7. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of the Independent Directors of the Fund and acts under a written charter that was most recently amended on December 17, 2015. A copy of the charter is available on the Fund’s website at www.dpimc.com/duc and in print to any shareholder, upon request.

The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement.

In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by independent counsel on behalf of the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of borrowings under a credit facility and the rehypothecation of portfolio securities pledged under the credit facility, and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Contracts Committee reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Contracts Committee utilized data provided by the Adviser and a report from Broadridge (“Broadridge”), an independent provider of investment company data. As reported by Broadridge, the Fund’s net asset value (“NAV”) total return ranked below the median among all leveraged closed-end general bond funds for the 3- and 5-year periods ended June 30, 2019, and above the median for the 1-year period ended June 30, 2019. The Adviser provided the Contracts Committee with performance information for the Fund for various periods, measured against three benchmarks: the Lipper General Bond Funds Average (the Fund’s category as determined by Thomson Reuters Lipper), the Bloomberg Barclays U.S. Aggregate Index and the Bloomberg Barclays U.S. Credit Index (which is a subset of the Bloomberg Barclays U.S. Aggregate Index). The Contracts Committee noted that the Fund’s performance outperformed the Bloomberg Barclays U.S. Aggregate Index on an NAV basis over the 1- and 3-year periods ended June 30, 2019, although it underperformed the index on an NAV basis over the 5-year period. On a market value basis, the Fund underperformed the index over the 1-, 3- and 5-year periods ended June 30, 2019. The Fund also trailed the Bloomberg Barclays U.S. Credit Index on a NAV and market value basis over the 1-, 3-, and 5-year periods ended June 30, 2019. The Fund also trailed the Lipper General Bonds Fund Average on a NAV basis over the 3-, and 5-year periods ended June 30, 2019, while outperforming over the 1-year period ended June 30, 2019. On a market value basis, the Fund trailed the Lipper General Bonds Fund Average over the 1-, 3- and 5-year period ended June 30, 2019. In evaluating the Fund’s performance, the Contracts Committee took into consideration the Adviser’s explanation that the fixed-income investments comprising certain of the benchmarks include higher yielding, lower-quality bonds in which the Fund is not permitted to invest. The Adviser also reported that the Fund had an annualized distribution rate of 4.80% as of June 30, 2019, which compared favorably with the 2.49% yield of the Bloomberg Barclays U.S. Aggregate Index.

Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Broadridge to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other bond funds selected by Broadridge (the “Broadridge expense group”). The Contracts Committee reviewed, among other things, information provided by Broadridge comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Broadridge expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was lower than the median of its Broadridge expense group; (ii) the actual total expense rate was lower than the median its Broadridge expense group on the basis of assets attributable to common stock and on a total asset basis; and (iii) the actual management fee rate was lower than the median of its Broadridge expense group on the basis of assets attributable to common stock and on a total asset basis.

In reviewing expense ratio comparisons between the Fund and other funds in the peer group selected by Broadridge, the Contracts Committee considered leverage-related expenses separately from other expenses. The Contracts Committee noted that leverage-related expenses are not conducive to direct comparisons between funds, because the leverage-related expenses on a fund’s income statement are significantly affected by the amount, type, tenor and accounting treatment of the leverage used by each fund, and considered the Adviser’s report indicating that amount of the Fund’s leverage was the primary driver of the difference between the Fund’s investment-related expenses and those of other funds in the Broadridge peer group. Also, unlike all the other expenses of the Fund (and other funds) which are incurred in return for a service, leverage expenses are incurred in return for the receipt of additional capital that is then invested by the Fund (and other funds using leverage) in additional portfolio securities that produce revenue directly offsetting the leverage expenses. Accordingly, in evaluating the cost of the Fund’s leverage, the Contracts Committee considered the specific benefits to the Fund’s common shareholders of maintaining such leverage, noting that the Fund’s management and the Board regularly monitor the amount, form, terms and risks of the Fund’s leverage, and that such leverage has continued to be accretive, generating net income for the Fund’s common shareholders over and above its cost.

The Adviser also furnished the Contracts Committee with copies of its financial statements, and the financial statements of its parent company, Virtus Investment Partners, Inc. The Adviser also provided information regarding the revenue and expenses related to its management of the Fund, and the methodology used by the Adviser in allocating such revenue and expenses among its various clients. In reviewing those financial statements and other materials, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was reasonable in light of the services rendered to the Fund. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee concluded that currently the Fund is not sufficiently large to realize benefits from economies of scale with fee breakpoints. The Contracts Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.

Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to its standard fee schedule for investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee is higher than the Adviser’s standard fee schedule. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including quarterly and semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of financial leverage and respond to changes in the financial markets and regulatory environment that could affect the amount and type of the Fund’s leverage and (7) respond to unanticipated issues in the financial markets or regulatory environment that can impact the Fund. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that the management fees charged to the Fund are reasonable compared to those charged to other clients of the Adviser, when the nature and scope of the services provided to the Funds are taken into account. Furthermore, the Contracts Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund, including enhanced reputation that may aid in obtaining new clients. As a fixed-income fund, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes.

Conclusion. Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending March 1, 2021. On December 18, 2019, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending March 1, 2021.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

Although the Fund does not typically hold voting securities, a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website at www.dpimc.com/duc or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) as an exhibit to Form NPORT-P. The Fund’s Form NPORT-P is available on the SEC’s website at www.sec.gov. In addition, the Fund’s schedule of portfolio holdings is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website at www.dpimc.com/duc.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on April 14, 2020. The following is a description of the matter voted upon at the meeting and the number of votes cast on each matter:

	Shares Voted For	Shares Withheld
1. Election of directors*
Directors elected by the holders of the Fund’s common stock to serve until the Annual Meeting in the year 2022 or until their successors are duly elected and qualified:
Geraldine M. McNamara	16,889,021	8,905,149
David J. Vitale	16,840,344	8,953,826

*	Directors whose term of office continued beyond this meeting are as follows: Donald C. Burke, Robert J Genetski, Philip R. McLoughlin, Eileen A. Moran and Nathan I Partain.

2. Non-binding shareholder proposal

Consider and vote on a shareholder proposal asking the board of directors of the Fund to consider a self-tender offer for all outstanding common stock of the Fund, and, if more than 50% of the Fund’s outstanding common shares are submitted for tender, to cancel the tender offer and either liquidate the Fund or convert it to an open-end fund or exchange-traded fund.

	Shares Voted For	Shares Voted Against	Abstentions
Shares Voted	9,317,021	12,247,907	258,293
% of Outstanding Shares	33.9%	44.6%	0.9%
% of Votes Cast	43.2%	56.8%	—

A majority of votes were cast against Proposal 2. Accordingly, the proposal did not pass. Broker non-votes of 3,970,949 shares, representing 14.4% of total shares outstanding, were received for Proposal 2. The broker non-votes were not treated as votes cast and are not reflected in the table above. In addition, the abstentions shown in the table above were not treated as votes cast.

Board of Directors

David J. Vitale

Chairman

Eileen A. Moran

Vice Chairperson

Donald C. Burke

Robert J. Genetski

Philip R. McLoughlin

Geraldine M. McNamara

Nathan I. Partain, CFA

Officers

Nathan I. Partain, CFA

President and Chief Executive Officer

Daniel J. Petrisko, CFA

Senior Vice President, Chief Investment Officer and Assistant Secretary

William J. Renahan

Vice President, Chief Compliance Officer and Secretary

Dianna P. Wengler

Vice President and Assistant Secretary

Jennifer S. Fromm

Assistant Secretary

Alan M. Meder, CFA, CPA

Treasurer and Assistant Secretary

Duff & Phelps Utility and Corporate Bond Trust Inc.

Common stock traded on the New York

Stock Exchange under the symbol DUC

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

Call toll-free (800) 338-8214

www.dpimc.com/duc

Administrator

Robert W. Baird & Co. Incorporated

500 West Jefferson Street

Louisville, KY 40202

Call toll-free (833) 604-3163

Transfer Agent

Computershare

P.O. Box 505005

Louisville, KY 40233

Call toll-free (866) 221-1681

Custodian

The Bank of New York Mellon

Legal Counsel

Mayer Brown LLP

Independent Registered Public Accounting Firm

Ernst & Young LLP

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

Included as part of the report to stockholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated January 16, 2020) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

(a) Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
(b) Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

By (Signature and Title)	/S/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer
(Principal Executive Officer)
Date	June 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer
(Principal Executive Officer)
Date	June 23, 2020

By (Signature and Title)	/S/ ALAN M. MEDER
Alan M. Meder
Treasurer and Assistant Secretary
(Principal Financial and Accounting Officer)
Date	June 23, 2020